EQ Trust
N-SAR Attachment for Item-74V.
DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEM 74V.
FOR PERIOD ENDING: 06/30/2017
Registrant CIK:  0001027263
FILE NUMBER: 811- 007953

74V.

Net asset value per share (to nearest cent)
Negative answer permitted in this field.

Portfolios
GROUP
 Class IA
 Class IB
 Class K

All Asset Aggressive-Alt 25 Portfolio
EQAT

All Asset Aggressive-Alt 50 Portfolio
EQAT

All Asset Aggressive-Alt 75 Portfolio
EQAT

All Asset Growth-Alt 20 Portfolio
EQAT
20.23
20.28
20.21
1290 VT DoubleLine Dynamic Allocation Portfolio
EQAT

11.70
11.72
ATM International Managed Volatility Portfolio
EQAT

10.37
ATM Large Cap Managed Volatility Portfolio
EQAT

14.46
ATM Mid Cap Managed Volatility Portfolio
EQAT

8.48
ATM Small Cap Managed Volatility Portfolio
EQAT

12.80
AXA 2000 Managed Volatility Portfolio
EQAT

20.96
21.11
AXA 400 Managed Volatility Portfolio
EQAT

22.55
22.76
AXA 500 Managed Volatility Portfolio
EQAT

22.20
22.38
AXA Aggressive Strategy Portfolio
EQAT

14.15

AXA Balanced Strategy Portfolio
EQAT
15.09
15.11

AXA Conservative Growth Strategy Portfolio
EQAT

14.16

AXA Conservative Strategy Portfolio
EQAT

12.21

AXA Global Equity Managed Volatility Portfolio
EQAT
17.04
17.00
17.05
AXA Growth Strategy Portfolio
EQAT
17.43
17.44

AXA International Core Managed Volatility Portfolio
EQAT
10.47
10.48
10.51
AXA International Managed Volatility Portfolio
EQAT

13.02
13.10
AXA International Value Managed Volatility Portfolio
EQAT
13.10
13.10
13.15
AXA Large Cap Core Managed Volatility Portfolio
EQAT
10.76
10.76
10.77
AXA Large Cap Growth Managed Volatility Portfolio
EQAT
31.87
31.11
31.91
AXA Large Cap Value Managed Volatility Portfolio
EQAT
17.73
17.68
17.74
AXA Mid Cap Value Managed Volatility Portfolio
EQAT
17.91
17.76
17.93
AXA Moderate Growth Strategy Portfolio
EQAT

16.55

1290 VT Natural Resources Portfolio
EQAT

7.48
7.49
1290 VT SmartBeta Equity Portfolio
EQAT

12.36
12.38
AXA Ultra Conservative Strategy Portfolio
EQAT

9.91

AXA/AB Dynamic Moderate Growth Portfolio
EQAT

12.60

AXA/AB Short Duration Government Bond Portfolio
EQAT

9.85
9.92
AXA/AB Small Cap Growth Portfolio
EQAT
19.84
18.53
19.86
AXA/AB Dynamic Growth Portfolio
EQAT

10.62

1290 VT DoubleLine Opportunistic Bond Portfolio
EQAT

10.08
10.09
AXA/Franklin Balanced Managed Volatility Portfolio
EQAT
11.03
11.03
11.04
AXA/Franklin Small Cap Value Managed Volatility Portfolio
EQAT
17.68
17.70
17.70
AXA/Franklin Templeton Allocation Managed Volatility Portfolio
EQAT
11.36
11.36

AXA/Goldman Sachs Strategic Allocation Portfolio
EQAT

10.72

1290 VT Small Cap Value Portfolio
EQAT

10.05
10.05
AXA/Invesco Strategic Allocation Portfolio
EQAT

10.47

AXA/Loomis Sayles Growth Portfolio
EQAT
7.75
7.79
7.76
1290 VT Micro Cap Portfolio
EQAT

11.00
11.05
AXA/Morgan Stanley Small Cap Growth Portfolio
EQAT

10.97
11.03
AXA/Mutual Large Cap Equity Managed Volatility Portfolio
EQAT
14.73
14.71
14.75
AXA/Pacific Global Small Cap Value Portfolio
EQAT

AXA/Templeton Global Equity Managed Volatility Portfolio
EQAT
12.95
12.95
12.96
EQ/BlackRock Basic Value Equity Portfolio
EQAT
22.95
23.00
22.97
1290 VT Equity Income Portfolio
EQAT
6.04
6.07
6.04
1290 VT Socially Responsible Portfolio
EQAT
12.91
12.70

EQ/Capital Guardian Research Portfolio
EQAT
25.76
25.79
25.74
EQ/Common Stock Index Portfolio
EQAT
30.95
30.77

1290 VT Convertible Securities Portfolio
EQAT

11.15
11.14
EQ/Core Bond Index Portfolio
EQAT
9.99
10.00
10.00
EQ/Emerging Markets Equity PLUS Portfolio
EQAT

9.42
9.42
1290 VT Energy Portfolio
EQAT

6.41
6.42
EQ/Equity 500 Index Portfolio
EQAT
40.66
40.45
40.67
1290 VT GAMCO Mergers & Acquisitions Portfolio
EQAT
13.24
13.17
13.37
1290 VT GAMCO Small Company Value Portfolio
EQAT
60.89
61.00
60.96
EQ/Global Bond PLUS Portfolio
EQAT
9.05
9.03
9.11
1290 VT High Yield Bond Portfolio
EQAT

9.96
9.96
EQ/Intermediate Government Bond Portfolio
EQAT
10.31
10.25
10.32
EQ/International Equity Index Portfolio
EQAT
9.41
9.27
9.42
EQ/Invesco Comstock Portfolio
EQAT
16.40
16.41
16.38
EQ/JPMorgan Value Opportunities Portfolio
EQAT
19.72
19.77
19.74
EQ/Large Cap Growth Index Portfolio
EQAT
13.41
13.04
13.43
EQ/Large Cap Value Index Portfolio
EQAT
9.00
8.98
8.98
1290 VT Low Volatility Global Equity Portfolio
EQAT

11.28
11.29
EQ/MFS International Growth Portfolio
EQAT
7.83
7.84
7.84
EQ/Mid Cap Index Portfolio
EQAT
15.47
15.25
15.49
EQ/Money Market Portfolio
EQAT
1.00
1.00

AXA/Janus Enterprise
EQAT
18.05
17.82
18.27
EQ/Oppenheimer Global Portfolio
EQAT
17.42
17.42

EQ/PIMCO Global Real Return Portfolio
EQAT

9.69
9.72
EQ/PIMCO Ultra Short Bond Portfolio
EQAT
9.97
9.98
9.98
EQ/Quality Bond PLUS Portfolio
EQAT
8.58
8.54
8.58
1290 VT Real Estate Portfolio
EQAT

10.96
11.00
EQ/Small Company Index Portfolio
EQAT
11.90
11.90
11.90
EQ/T. Rowe Price Growth Stock Portfolio
EQAT
45.85
45.35
46.52
EQ/UBS Growth and Income Portfolio
EQAT

9.94

AXA/ClearBridge Large Cap Growth
EQAT
12.00
11.66
12.14
Multimanager Aggressive Equity Portfolio
EQAT
54.09
53.11
54.00
Multimanager Core Bond Portfolio
EQAT
9.89
9.91
9.89
Multimanager Mid Cap Growth Portfolio
EQAT
9.96
9.45
10.12
Multimanager Mid Cap Value Portfolio
EQAT
16.02
15.69
16.03
Multimanager Technology Portfolio
EQAT
24.81
24.06
25.19
AXA/Legg Mason Strategic Allocation Portfolio
EQAT

11.25
11.26